MORGAN STANLEY DEAN WITTER QUALITY MUNICIPAL INVESTMENT TRUST
                                                          Two World Trade Center

LETTER TO THE SHAREHOLDERS October 31, 2000             New York, New York 10048

DEAR SHAREHOLDER:

The U.S. economy continued to register solid economic growth over the 12-month period ended October 31, 2000. Unemployment reached a 30-year low and real personal consumption accelerated. The tightening labor market and rising oil prices led to increased concern that inflationary pressures would surface. In response, the Federal Reserve Board increased the federal funds rate 100 basis points in three moves between February and May. The federal funds rate currently stands at a nine-year high of 6.50 percent. The Fed's shift toward a tighter monetary policy, which began last year, caused long-term interest rates to increase in 1999. Early this year, however, the U.S. Treasury announced its plans to utilize a growing federal budget surplus to reduce its debt. This announcement precipitated a rally in the bond market. By the end of October 2000, long-term interest rates had declined significantly. Vigilance by the Federal Reserve in controlling inflation and signs of moderating economic activity also contributed to more favorable bond market conditions.

MUNICIPAL MARKET CONDITIONS

The long-term insured municipal index, which stood at 6.03 percent at the end of October 1999, reached a high of 6.19 percent in mid January before declining to
5.65 percent at the end of October 2000. Because bond prices move inversely to changes in interest rates, bond prices declined in 1999 but improved this year. The municipal yield curve flattened 79 basis points during the year and the pickup for extending maturities from one to 30 years declined from 225 basis points in October 1999 to 146 basis points at the end of this October.

The ratio of municipal yields as a percentage of Treasury yields has historically been used as a measure of relative value. A rising yield ratio indicates weaker relative performance by municipals, a declining ratio stronger performance. Over the past 12 months, this ratio has averaged 98 percent. Long-term municipal yields have generally followed the trend

MORGAN STANLEY DEAN WITTER QUALITY MUNICIPAL INVESTMENT TRUST of U.S. Treasury yields. For the past three years the high and low ratios have been 100 percent and 83 percent, respectively.

During the first 10 months of 2000, municipal underwriting was 17 percent below the same period last year. Refunding activity, the most interest-rate-sensitive component of supply, dropped nearly 60 percent. Approximately 40 percent of the underwritings were enhanced with bond insurance, versus an average of 50 percent in the previous three years.

                        30-YEAR BOND YIELDS 1994 - 2000

           Insured                       U.S.                    Insured Municipal Yields as a
       Municipal Yields            Treasury Yields             Percentage of U.S. Treasury Yields
1994        5.40%                        6.34%                              85.17%
            5.40                         6.24                               86.54
            5.80                         6.66                               87.09
            6.40                         7.09                               90.27
            6.35                         7.32                               86.75
            6.25                         7.43                               84.12
            6.50                         7.61                               85.41
            6.25                         7.39                               84.57
            6.30                         7.45                               84.56
            6.55                         7.81                               83.87
            6.75                         7.96                               84.80
            7.00                         8.00                               87.50
            6.75                         7.88                               85.66
1995        6.40                         7.70                               83.12
            6.15                         7.44                               82.66
            6.15                         7.43                               82.77
            6.20                         7.34                               84.47
            5.80                         6.66                               87.09
            6.10                         6.62                               92.15
            6.10                         6.86                               88.92
            6.00                         6.66                               90.09
            5.95                         6.48                               91.82
            5.75                         6.33                               90.84
            5.50                         6.14                               89.58
            5.35                         5.94                               90.07
1996        5.40                         6.03                               89.55
            5.60                         6.46                               86.69
            5.85                         6.66                               87.84
            5.95                         6.89                               86.36
            6.05                         6.99                               86.55
            5.90                         6.89                               85.63
            5.85                         6.97                               83.93
            5.90                         7.11                               82.98
            5.70                         6.93                               82.25
            5.65                         6.64                               85.09
            5.50                         6.35                               86.61
            5.60                         6.63                               84.46
1997        5.70                         6.79                               83.95
            5.65                         6.80                               83.09
            5.90                         7.10                               83.10
            5.75                         6.94                               82.85
            5.65                         6.91                               81.77
            5.60                         6.78                               82.60
            5.30                         6.30                               84.13
            5.50                         6.61                               83.21
            5.40                         6.40                               84.38
            5.35                         6.15                               86.99
            5.30                         6.05                               87.60
            5.15                         5.92                               86.99
1998        5.15                         5.80                               88.79
            5.20                         5.92                               87.84
            5.25                         5.93                               88.53
            5.35                         5.95                               89.92
            5.20                         5.80                               89.66
            5.20                         5.65                               92.04
            5.18                         5.71                               90.72
            5.03                         5.27                               95.45
            4.95                         5.00                               99.00
            5.05                         5.16                               97.87
            5.00                         5.06                               98.81
            5.05                         5.10                               99.02
1999        5.00                         5.09                               98.23
            5.10                         5.58                               91.40
            5.15                         5.63                               91.47
            5.20                         5.66                               91.87
            5.30                         5.83                               90.91
            5.47                         5.96                               91.78
            5.55                         6.10                               90.98
            5.75                         6.06                               94.88
            5.85                         6.05                               96.69
            6.03                         6.16                               97.89
            6.00                         6.29                               95.39
            5.97                         6.48                               92.13
2000        6.18                         6.49                               95.22
            6.04                         6.14                               98.37
            5.82                         5.83                               99.83
            5.91                         5.96                               99.16
            5.91                         6.01                               98.34
            5.84                         5.90                               98.98
            5.73                         5.78                               99.13
            5.62                         5.67                               99.12
            5.74                         5.89                               97.45
            5.65                         5.79                               97.58
            5.55                         5.61                               98.93

Source: Municipal Market Data - A Division of Thomson Financial Municipal Group and Bloomberg L.P.

PERFORMANCE

During the 12-month period ended October 31, 2000, the net asset value (NAV) of Morgan Stanley Dean Witter Quality Municipal Investment Trust (IQT) increased from $14.35 to $14.64 per share. Based on this change, plus a reinvestment of tax-free dividends totaling $0.93 per share, the Trust's total NAV return was
9.42 percent. IQT's value on the New York Stock Exchange (NYSE) increased from $13.00 to $13.6875 per share during this period. IQT's total market return, which includes the reinvestment of tax-free dividends, was 12.84 percent. As of October 31, 2000, IQT's share price was at a 6.51 percent discount to its NAV.

MORGAN STANLEY DEAN WITTER QUALITY MUNICIPAL INVESTMENT TRUST

Monthly dividends for the fourth quarter of 2000, declared in September, were unchanged at $0.0755 per share. The Trust's level of undistributed net investment income was $0.149 per share on October 31, 2000, versus $0.143 per share 12 months earlier.

PORTFOLIO STRUCTURE

The Trust's investments were diversified among 15 long-term sectors and 66 credits. Issues in the refunded bond category comprised 7 percent of net assets. These bonds have been refinanced and will be redeemed on the dates shown in the portfolio. At the end of October, the portfolio's average maturity was 21 years. Average duration, a measure of portfolio sensitivity to interest rates, was 6 years. Generally, bonds with longer durations have greater volatility. The accompanying charts and tables provide current information on the portfolio's credit quality, maturity distribution and sector diversification. Optional call provisions and their respective cost (book) yields by year are also shown.

THE IMPACT OF LEVERAGING

As discussed in previous shareholder reports, the total income available for distribution to common shareholders includes incremental income provided by the Trust's outstanding Auction Rate Preferred shares (ARPS). ARPS dividends reflect prevailing short-term interest rates on maturities normally ranging from one week to one year. Incremental income to common shareholders depends on two factors. The first factor is the amount of ARPS outstanding, while the second is the spread between the portfolio's cost yield and ARPS expenses (ARPS auction rate and expenses). The greater the spread and amount of ARPS outstanding, the greater the amount of incremental income available for distribution to common shareholders. The level of net investment income available for distribution to common shareholders varies with the level of short-term interest rates. ARPS leverage also increases the price volatility of common shares and has the effect of extending portfolio duration.

During the 12-month period, ARPS leverage contributed approximately $0.11 per share to common share earnings. The Trust's two ARPS series totaling $105 million represented 30 percent of net assets. The yield on the IQT's weekly ARPS series ranged between 3.30 and 5.50 percent. The yield on the 12-month ARPS series, with a July 2001 rollover, is 4.32 percent. In comparison, the yield on 1-year municipal notes increased from 3.77 percent at the end of October 1999 to
4.19 percent at the end of this October.

MORGAN STANLEY DEAN WITTER QUALITY MUNICIPAL INVESTMENT TRUST

LOOKING AHEAD

The slower pace of economic growth and moderate inflation have caused the bond market to anticipate a shift by the Federal Reserve Board to a neutral bias in its monetary policy and the possibility of easing in 2001. This should create a favorable environment for municipal bonds.

The Trust's procedure for reinvestment of all dividends and distributions on common shares is through purchases in the open market. This method helps support the market value of the Trust's shares. In addition, we would like to remind you that the Trustees have approved a procedure whereby the Trust may, when appropriate, purchase shares in the open market or in privately negotiated transactions at a price not above market value or net asset value, whichever is lower at the time of purchase. The Trust may also utilize procedures to reduce or eliminate the amount of outstanding ARPS, including their purchase in the open market or in privately negotiated transactions. During the fiscal period ended October 31, 2000, the Trust purchased and retired 776,800 shares of common stock at a weighted average market discount of 8.95 percent.

We appreciate your ongoing support of Morgan Stanley Dean Witter Quality Municipal Investment Trust and look forward to continuing to serve your investment needs.

Very truly yours,

/s/ CHARLES A. FIUMEFREDDO                       /s/ MITCHELL M. MERIN

CHARLES A. FIUMEFREDDO                           MITCHELL M. MERIN
Chairman of the Board                            President

MORGAN STANLEY DEAN WITTER QUALITY MUNICIPAL INVESTMENT TRUST

LARGEST SECTORS AS OF OCTOBER 31, 2000
(% OF NET ASSETS)

[LARGEST SECTORS BAR GRAPH]

MORTGAGE                     21%
WATER & SEWER                13%
GENERAL OBLIGATION           10%
TRANSPORTATION                9%
IDR/PCR*                      8%
REFUNDED                      7%
HOSPITAL                      6%
RESOURCE RECOVERY             6%

* INDUSTRIAL DEVELOPMENT/POLLUTION REVENUE

  PORTFOLIO STRUCTURE IS SUBJECT TO CHANGE.


CREDIT RATINGS AS OF OCTOBER 31, 2000
(% OF TOTAL LONG-TERM PORTFOLIO)

[CREDIT RATINGS PIE CHART]

Aaa or AAA                   55%
Aa or AA                     22%
A or A                       16%
Baa or BBB                    4%
NR                            3%

AS MEASURED BY MOODY'S INVESTORS SERVICE, INC. OR STANDARD & POOR'S CORP.

PORTFOLIO STRUCTURE IS SUBJECT TO CHANGE.


                           DISTRIBUTION BY MATURITY
                               (% OF NET ASSETS)

[DISTRIBUTION BY MATURITY BAR CHART]

                                                              WEIGHTED AVERAGE
                                                             MATURITY: 21 YEARS

UNDER 1 YEAR                      1.0%
1-5 YEARS                         3.0%
5-10 YEARS                        2.3%
10-20 YEARS                      40.7%
20-30 YEARS                      41.2%
30+ YEARS                        10.1%

PORTFOLIO STRUCTURE IS SUBJECT TO CHANGE.

MORGAN STANLEY DEAN WITTER QUALITY MUNICIPAL INVESTMENT TRUST

                     CALL AND COST (BOOK) YIELD STRUCTURE
                        (BASED ON LONG-TERM PORTFOLIO)
                               OCTOBER 31, 2000

                                                            WEIGHTED AVERAGE
                                                        CALL PROTECTION: 5 YEARS

                                BONDS CALLABLE
[BONDS CALLABLE BAR CHART]

YEARS BONDS CALLABLE
2000                           0%
2001                          37%
2002                           2%
2003                           5%
2004                           1%
2005                          10%
2006                           2%
2007                           4%
2008                           8%
2009                          10%
2010+                         20%


                                                               WEIGHTED AVERAGE
                                                               BOOK YIELD: 6.5%

                              COST (BOOK) YIELD*

[COST (BOOK) YIELD* BAR CHART]

2000                             0%
2001                           7.4%
2002                           7.0%
2003                           6.8%
2004                           5.3%
2005                           6.1%
2006                           6.4%
2007                           6.1%
2008                           5.3%
2009                           5.7%
2010+                          6.1%

* COST OR "BOOK" YIELD IS THE ANNUAL INCOME EARNED ON A PORTFOLIO INVESTMENT BASED ON ITS ORIGINAL PURCHASE PRICE BEFORE FUND OPERATING EXPENSES. FOR EXAMPLE, THE TRUST IS EARNING A BOOK YIELD OF 7.4% ON 37% OF THE BONDS IN THE LONG-TERM PORTFOLIO THAT IS CALLABLE IN 2001.

  PORTFOLIO STRUCTURE IS SUBJECT TO CHANGE.

MORGAN STANLEY DEAN WITTER QUALITY MUNICIPAL INVESTMENT TRUST

RESULTS OF ANNUAL MEETING October 31, 2000 (unaudited)


                             *         *         *

On October 24, 2000, an annual meeting of the Trust's shareholders was held for the purpose of voting on three separate matters, the results of which were as follows:

(1) ELECTION OF TRUSTEES BY ALL SHAREHOLDERS:

Wayne E. Hedien
For.........................................................  13,189,416
Withheld....................................................     458,391

James F. Higgins
For.........................................................  13,190,433
Withheld....................................................     457,374

John L. Schroeder
For.........................................................  13,183,404
Withheld....................................................     464,403

(2) ELECTION OF TRUSTEE BY PREFERRED SHAREHOLDERS:

Dr. Manuel H. Johnson
For.........................................................       1,866
Withheld....................................................          11

  The following Trustees were not standing for reelection at this meeting:
  Michael Bozic, Charles A. Fiumefreddo, Edwin J. Garn, Michael E. Nugent and Philip J. Purcell.

(3) RATIFICATION OF THE SELECTION OF DELOITTE & TOUCHE LLP AS INDEPENDENT
AUDITORS:

For.........................................................  13,209,528
Against.....................................................      57,913
Abstain.....................................................     380,366

MORGAN STANLEY DEAN WITTER QUALITY MUNICIPAL INVESTMENT TRUST

PORTFOLIO OF INVESTMENTS October 31, 2000

PRINCIPAL
AMOUNT IN                                                                 COUPON   MATURITY
THOUSANDS                                                                  RATE      DATE         VALUE
-----------------------------------------------------------------------------------------------------------
            TAX-EXEMPT MUNICIPAL BONDS (97.3%)
            General Obligation (10.2%)
$  5,000    North Slope Borough, Alaska, Ser 2000 B (MBIA)..............   0.00%   06/30/09    $ 3,228,600
   4,000    Florida Board of Education, Capital Outlay Refg 1998 Ser D..   4.50    06/01/24      3,360,480
  10,000    Chicago School Reform Board, Illinois, Dedicated Tax Ser
             1997 (Ambac)...............................................   5.75    12/01/27     10,049,300
  10,000    Massachusetts, Ser 2000 C (WI)..............................   5.75    10/01/15     10,492,600
   5,000    North Carolina, Public School Building Ser 1999.............   4.60    04/01/17      4,504,300
   1,825    Oregon, Veterans' Welfare Ser 75............................   6.00    04/01/27      1,879,768
   2,500    Mission Consolidated Independent School District, Texas,
             Building Ser 2000..........................................   5.50    02/15/25      2,450,550
--------                                                                                       -----------
  38,325                                                                                        35,965,598
--------                                                                                       -----------

            Educational Facilities Revenue (3.0%)
   3,480    Indiana University, Student Fee Ser K (MBIA)................   5.875   08/01/20      3,546,538
   2,200    University of North Carolina, Pool Ser 1998 B (MBIA)........   4.50    10/01/18      1,931,358
   5,000    Texas State University, Board of Regents, Ser 2000..........   5.50    03/15/20      4,970,200
--------                                                                                       -----------
  10,680                                                                                        10,448,096
--------                                                                                       -----------

            Electric Revenue (4.4%)
   5,000    Long Island Power Authority, New York, Ser 2000 A (FSA).....   0.00    06/01/16      2,143,450
   3,190    North Carolina Municipal Power Agency #1, Catawba Ser
             1992.......................................................   6.25    01/01/17      3,207,035
   5,000    South Carolina Public Service Authority, 1997 Refg Ser A
             (MBIA).....................................................   5.00    01/01/29      4,482,750
   4,965    San Antonio, Texas, Electric & Gas Refg Ser 1994-A..........   5.00    02/01/14      4,842,513
   1,000    Intermountain Power Agency, Utah, Refg 1996 Ser D (Secondary
             FSA).......................................................   5.00    07/01/21        923,540
--------                                                                                       -----------
  19,155                                                                                        15,599,288
--------                                                                                       -----------

            Hospital Revenue (5.5%)
   5,000    Massachusetts Health & Educational Facilities Authority, St
             Elizabeth Hospital of Boston Ser D & E (FSA)...............   8.78++  08/15/21      5,331,250
   3,000    Missouri Health & Educational Facilities Authority, SSM
             Healthcare Ser 1998 A (MBIA)...............................   5.00    06/01/22      2,799,480
   5,000    New Jersey Health Care Authority, St Barnabas Medical Center
             Ser 1998 B (MBIA)..........................................   4.75    07/01/28      4,331,700
   5,000    New York State Dormitory Authority, Long Island Jewish
             Medical Center Ser 1998 (MBIA).............................   5.00    07/01/18      4,681,800
   2,180    Charlotte-Mecklenburg Hospital Authority, North Carolina,
             Ser 1992...................................................   6.25    01/01/20      2,222,924
--------                                                                                       -----------
  20,180                                                                                        19,367,154
--------                                                                                       -----------

            Industrial Development/Pollution Control Revenue (7.5%)
   4,500    Hawaii Department Budget & Finance, Citizens Utilities Co
             1991 Ser A & B (AMT).......................................  8.473++  11/01/21      4,601,250
            Chicago, Illinois,
   5,000    Chicago-O'Hare Int'l Airport/Lufthansa German Airlines Inc
             Ser 1990
             (AMT)......................................................   7.125   05/01/18      5,143 450

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER QUALITY MUNICIPAL INVESTMENT TRUST

PRINCIPAL
AMOUNT IN                                                                 COUPON   MATURITY
THOUSANDS                                                                  RATE      DATE         VALUE
-----------------------------------------------------------------------------------------------------------
$  2,000    Peoples Gas Light & Coke Co Refg 1995 Ser A.................    6.10%  06/01/25    $ 2,039,560
   2,000    New York State Energy Research & Development Authority,
             Brooklyn Union Gas Co 1991 Ser A & B (AMT) (MBIA)..........   9.057++ 07/01/26      2,297,500
  12,000    Richland County, South Carolina, Union Camp Corp Ser 1991 B
             (AMT)......................................................   7.125   09/01/21     12,295,200
--------                                                                                       -----------
  25,500                                                                                        26,376,960
--------                                                                                       -----------

            Mortgage Revenue - Multi-Family (7.9%)
  10,000    Illinois Housing Development Authority, 1991 Ser A..........   8.25    07/01/16     10,384,700
  15,000    New Jersey Housing & Mortgage Finance Agency, Presidential
             Plaza at Newport - FHA Insured Mtgs Refg 1991 Ser 1........   7.00    05/01/30     15,582,150
   1,970    New York State Housing Finance Agency, 1996 Ser A Refg
             (FSA)......................................................   6.10    11/01/15      2,029,652
--------                                                                                       -----------
  26,970                                                                                        27,996,502
--------                                                                                       -----------

            Mortgage Revenue - Single Family (13.3%)
   3,940    California Housing Finance Agency, Home 1991 Ser G (AMT)....   7.05    08/01/27      4,023,961
   1,550    Colorado Housing and Finance Authority, 2000 Ser D-2
             (AMT)......................................................   6.90    04/01/29      1,708,240
   5,360    Colorado Housing Finance Authority, Refg 1991 Ser A.........   7.25    11/01/31      5,492,821
  10,000    Connecticut Housing Finance Authority, Housing Mortgage 2000
             Ser B-2 (AMT)..............................................   5.85    05/15/31      9,993,999
   1,420    District of Columbia Housing Finance Agency, GNMA
             Collateralized Ser 1990 B (AMT)............................   7.10    12/01/24      1,460,868
   4,635    Maine Housing Authority, Purchase 1988 Ser D-6 (AMT)........   7.25    11/15/19      4,736,970
     945    Michigan Housing Development Authority, 1991 Ser B..........   6.95    12/01/20        967,444
   2,700    Nebraska Investment Finance Authority, GNMA-Backed 1990 Ser
             A & B (AMT)................................................  9.305++  10/17/23      2,848,500
   2,705    New Hampshire Housing Finance Authority, Residential 1991
             Ser D (AMT)................................................   7.25    07/01/15      2,826,941
            Ohio Housing Finance Agency,
   1,990    Residential 1996 Ser B-2 (AMT)..............................   6.10    09/01/28      2,015,711
   1,600    GNMA - Backed Ser A 1&2 (AMT)...............................  9.081++  03/24/31      1,676,000
   4,440    Tennessee Housing Development Agency, Homeownership Issue T
             (AMT)......................................................   7.375   07/01/23      4,504,602
   3,820    Virginia Housing Development Authority, 1992 Ser A..........   7.15    01/01/33      3,935,670
     690    Wyoming Community Development Authority, Federally
             Insured/Gtd Loans 1988 Ser G (AMT).........................   7.25    06/01/21        712,170
--------                                                                                       -----------
  45,795                                                                                        46,903,897
--------                                                                                       -----------

            Nursing & Health Related Facilities Revenue (0.3%)
     940    New York State Medical Care Facilities Finance Agency,
--------     Mental Health 1991 Ser C...................................   7.30    02/15/21        974,930
                                                                                               -----------

            Recreational Facilities Revenue (1.2%)
   4,000    Houston, Texas, Sr Lien Hotel Occupancy Tax Refg Ser 1995
             (FSA)......................................................   5.50    07/01/15      4,024,800
--------                                                                                       -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER QUALITY MUNICIPAL INVESTMENT TRUST

PRINCIPAL
AMOUNT IN                                                                 COUPON   MATURITY
THOUSANDS                                                                  RATE      DATE         VALUE
-----------------------------------------------------------------------------------------------------------
            Resource Recovery Revenue (5.7%)
$  5,000    Northeast Maryland Waste Disposal Authority, Montgomery
             County Ser 1993 A (AMT)....................................   6.30%   07/01/16    $ 5,140,300
   4,610    Detroit Economic Development Corporation, Michigan, Ser 1991
             A (AMT) (FSA)..............................................   6.875   05/01/09      4,745,119
  10,000    Montgomery County Industrial Development Authority,
             Pennsylvania, Ser 1989.....................................   7.50    01/01/12     10,249,400
--------                                                                                       -----------
  19,610                                                                                        20,134,819
--------                                                                                       -----------

            Student Loan Revenue (2.2%)
   6,500    Pennsylvania Higher Education Assistance Agency, 1991 Ser A
--------     & B (AMT) (Ambac)..........................................  8.963++  09/01/26      7,905,625
                                                                                               -----------

            Transportation Facilities Revenue (9.1%)
  10,000    Hillsborough County Port District, Florida, Tampa Port
             Authority Spl & Refg Ser 1995 (AMT) (FSA)**................   6.00    06/01/20     10,300,300
   2,000    Lee County, Florida, Ser 1995 (MBIA)........................   5.75    10/01/22      2,034,080
   7,000    Hawaii, Airports Second Ser of 1991 (AMT)...................   6.90    07/01/12      7,896,490
   7,000    Massachusetts Bay Transportation Authority, Assessment 2000
             Ser A......................................................   5.25    07/01/30      6,637,260
   5,000    Houston, Texas, Airport Sub Lien Ser 1991 A (AMT) (FGIC)....   6.75    07/01/21      5,152,650
--------                                                                                       -----------
  31,000                                                                                        32,020,780
--------                                                                                       -----------

            Water & Sewer Revenue (13.2%)
   2,000    Birmingham, Alabama, Water & Sewer Ser 1998 A...............   4.75    01/01/21      1,765,960
   5,470    California Department Water Resources, Central Valley Ser
             U..........................................................   5.00    12/01/29      5,112,645
   2,000    Henry County Water & Sewer Authority, Georgia, Ser 2000
             (FGIC).....................................................   5.625   02/01/30      2,003,940
   5,000    Louisville & Jefferson County Metropolitan Sewer District,
             Kentucky, Ser 1999 A (FGIC)................................   5.75    05/15/33      5,052,800
            Massachusetts Water Resources Authority,
   1,585     2000 Ser A (FGIC)..........................................   6.00    08/01/13      1,715,794
     700     2000 Ser A (FGIC)..........................................   6.00    08/01/14        755,510
   5,000    New York City Water Finance Authority, New York 1998 Ser D
             (MBIA).....................................................   4.75    06/15/25      4,375,200
   7,500    Portland, Oregon Sewer 2000 Ser A (FGIC)....................   5.75    08/01/19      7,719,150
   7,000    Charleston, South Carolina, Refg Cap Impr Ser 1998 (FGIC)...   4.50    01/01/24      5,900,440
  10,000    Houston, Texas, Water & Sewer Jr Lien Refg Ser 2000 B
             (FGIC).....................................................   5.25    12/01/30      9,437,800
   3,000    Loudoun County Sanitation Authority, Virginia, Ser 1998
             (MBIA).....................................................   4.75    01/01/30      2,576,400
--------                                                                                       -----------
  49,255                                                                                        46,415,639
--------                                                                                       -----------

            Other Revenue (7.3%)
  10,000    New York Local Government Assistance Corporation, Ser 1995
             A..........................................................   6.00    04/01/24     10,261,300
  15,000    Emmaus General Authority, Pennsylvania, Local Government Ser
             1988 H (FGIC)..............................................   7.00    05/15/18     15,297,600
--------                                                                                       -----------
  25,000                                                                                        25,558,900
--------                                                                                       -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER QUALITY MUNICIPAL INVESTMENT TRUST

PRINCIPAL
AMOUNT IN                                                                 COUPON   MATURITY
THOUSANDS                                                                  RATE      DATE         VALUE
-----------------------------------------------------------------------------------------------------------
            Refunded (6.5%)
$ 10,000    Wichita, Kansas, CSJ Health System of Wichita Inc Ser
             1991.......................................................   7.00%   11/15/01+   $10,453,700
   9,000    Lorain County, Ohio, Humility of Mary Health Care Corp Ser
             1991 B (ETM)...............................................   7.20    12/15/11      9,444,780
   3,000    Salt Lake City, Utah, IHC Hospitals Inc Refg Ser 1991
             (Ambac) (ETM)..............................................  8.907++  05/15/20      3,198,750
--------                                                                                       -----------
  22,000                                                                                        23,097,230
--------                                                                                       -----------
 344,910    TOTAL TAX-EXEMPT MUNICIPAL BONDS (Cost $334,152,627)............................   342,790,218
--------                                                                                       -----------

            SHORT-TERM TAX-EXEMPT MUNICIPAL OBLIGATIONS (1.0%)
   1,200    Missouri Health & Educational Facilities Authority, Cox
             Health System Ser 1997 (MBIA) (Demand 11/01/00)............   4.60*   06/01/15      1,200,000
   2,000    New York State Energy Research & Development Authority,
             Brooklyn Union Gas Co 1991 Ser A & B (AMT) (MBIA) (Aucton
             Reset 11/07/00)............................................   4.78*   07/01/26      2,000,000
     100    Harris County Health Facilities Development Corporation,
             Texas, Methodist Hospital Ser 1994 (Demand 11/01/00).......   4.60*   12/01/25        100,000
     400    Washington Health Care Facilities Authority, Virginia Mason
             Med Ctr Ser 1997
--------    B (MBIA) (Demand 11/01/00)..................................   4.65*   02/15/27        400,000
                                                                                               -----------

   3,700    TOTAL SHORT-TERM TAX-EXEMPT MUNICIPAL OBLIGATIONS (Cost $3,700,000).............     3,700,000
--------                                                                                       -----------

$348,610    TOTAL INVESTMENTS (Cost $337,852,627) (a).............................     98.3%   346,490,218
========

            OTHER ASSETS IN EXCESS OF LIABILITIES..................................     1.7%
                                                                                                 5,898,554
                                                                                      -----    -----------

            NET ASSETS.............................................................   100.0%
                                                                                              $352,388,772
                                                                                      =====    ===========


---------------------
   AMT      Alternative Minimum Tax.
   ETM      Escrowed to maturity.
    WI      Security purchased on a "when-issued" basis.
    ++      Current coupon rate for residual interest bonds. This rate resets periodically as the auction rate on the related short-term securities fluctuates.
    +       Prerefunded to call date shown.
    *       Current coupon of variable rate demand obligation.
    **      This security is segregated in connection with the purchase of a
            "when-issued" security.
   (a)      The aggregate cost for federal income tax purposes approximates the aggregate cost for book purposes. The aggregate gross unrealized appreciation is $10,969,758 and the aggregate gross unrealized depreciation is $2,332,167, resulting in net unrealized appreciation of $8,637,591.

Bond Insurance:
---------------
  Ambac     Ambac Assurance Corporation.
   FGIC     Financial Guaranty Insurance Company.
   FSA      Financial Security Assurance Inc.
   MBIA     Municipal Bond Investors Assurance Corporation.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER QUALITY MUNICIPAL INVESTMENT TRUST

                       Geographic Summary of Investments
                Based on Market Value as a Percent of Net Assets

Alabama.....................     0.5%
Alaska......................     0.9
California..................     2.6
Colorado....................     2.0
District of Columbia........     0.4
Connecticut.................     2.8
Florida.....................     4.5
Georgia.....................     0.6
Hawaii......................     3.6
Illinois....................     7.8
Indiana.....................     1.0
Kansas......................     3.0
Kentucky....................     1.4
Maine.......................     1.3
Maryland....................     1.5
Massachusetts...............     7.1
Michigan....................     1.6
Missouri....................     1.1
Nebraska....................     0.8
New Hampshire...............     0.8
New Jersey..................     5.7
New York....................     8.2
North Carolina..............     3.4
Ohio........................     3.7
Oregon......................     2.7
Pennsylvania................     9.5
South Carolina..............     6.4
Tennessee...................     1.3
Texas.......................     8.8
Utah........................     1.2
Virginia....................     1.8
Washington..................     0.1
Wyoming.....................     0.2
                                ----
Total.......................    98.3%
                                ====

MORGAN STANLEY DEAN WITTER QUALITY MUNICIPAL INVESTMENT TRUST

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
October 31, 2000
ASSETS:
Investments in securities, at value
 (cost $337,852,627)........................................ $346,490,218
Cash........................................................   10,527,600
Interest receivable.........................................    6,103,706
Prepaid expenses and other assets...........................      103,648
                                                              -----------

    TOTAL ASSETS............................................  363,225,172
                                                              -----------

LIABILITIES:
Payable for:
    Investments purchased...................................   10,432,753
    Dividends to preferred shareholders.....................      181,440
    Investment management fee...............................      107,897
    Shares of beneficial interest repurchased...............       15,227
Accrued expenses............................................       99,083
                                                              -----------

    TOTAL LIABILITIES.......................................   10,836,400
                                                              -----------

    NET ASSETS.............................................. $352,388,772
                                                              ===========

COMPOSITION OF NET ASSETS:
Preferred shares of beneficial interest (1,000,000 shares
 authorized of non-participating $.01 par value, 2,100 shares outstanding)............................................... $105,000,000
                                                              -----------
Common shares of beneficial interest (unlimited shares
 authorized of $.01 par value, 16,899,913 shares
 outstanding)...............................................  235,995,494
Net unrealized appreciation.................................    8,637,591
Accumulated undistributed net investment income.............    2,517,805
Accumulated undistributed net realized gain.................      237,882
                                                              -----------

    NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS............  247,388,772
                                                              -----------

    TOTAL NET ASSETS........................................ $352,388,772
                                                              ===========

NET ASSET VALUE PER COMMON SHARE
 ($247,388,772 divided by 16,899,913 common shares
 outstanding)...............................................       $14.64
                                                              ===========

                      SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER QUALITY MUNICIPAL INVESTMENT TRUST

STATEMENT OF OPERATIONS
For the year ended October 31, 2000

NET INVESTMENT INCOME:

INTEREST INCOME............................................. $22,032,345
                                                              ----------

EXPENSES
Investment management fee...................................   1,234,426
Auction commission fees.....................................     307,737
Professional fees...........................................      84,551
Transfer agent fees and expenses............................      61,790
Shareholder reports and notices.............................      53,562
Registration fees...........................................      24,760
Custodian fees..............................................      18,433
Auction agent fees..........................................      17,692
Trustees' fees and expenses.................................      16,621
Other.......................................................      22,395
                                                              ----------
    TOTAL EXPENSES..........................................   1,841,967
Less: expense offset........................................     (18,399)
                                                              ----------
    NET EXPENSES............................................   1,823,568
                                                              ----------
    NET INVESTMENT INCOME:..................................  20,208,777
                                                              ----------
NET REALIZED AND UNREALIZED GAIN:
Net realized gain...........................................     730,570
Net change in unrealized appreciation.......................   3,145,492
                                                              ----------

    NET GAIN................................................   3,876,062
                                                              ----------

NET INCREASE................................................ $24,084,839
                                                              ==========

                      SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER QUALITY MUNICIPAL INVESTMENT TRUST

STATEMENT OF CHANGES IN NET ASSETS
                                                       FOR THE YEAR       FOR THE YEAR
                                                           ENDED              ENDED
                                                      OCTOBER 31, 2000   OCTOBER 31, 1999
------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income................................    $20,208,777        $20,944,882
Net realized gain (loss).............................        730,570           (492,688)
Net change in unrealized appreciation................      3,145,492        (22,589,745)
                                                         -----------        -----------

    NET INCREASE (DECREASE)..........................     24,084,839         (2,137,551)
                                                         -----------        -----------

Dividends to preferred shareholders from net
 investment income...................................     (4,289,019)        (3,671,318)
                                                         -----------        -----------

DIVIDENDS AND DISTRIBUTIONS TO COMMON SHAREHOLDERS
FROM:
Net investment income................................    (15,929,765)       (16,262,280)
Net realized gain....................................       --               (2,019,364)
                                                         -----------        -----------

    TOTAL DIVIDENDS AND DISTRIBUTIONS................    (15,929,765)       (18,281,644)
                                                         -----------        -----------

Decrease from transactions in common shares of
 beneficial interest.................................    (10,110,685)        (4,888,397)
                                                         -----------        -----------

    NET DECREASE.....................................     (6,244,630)       (28,978,910)
NET ASSETS:
Beginning of period..................................    358,633,402        387,612,312
                                                         -----------        -----------

    END OF PERIOD
    (Including undistributed net investment income of
    $2,517,805 and $2,527,812, respectively).........   $352,388,772       $358,633,402
                                                         ===========        ===========

                      SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER QUALITY MUNICIPAL INVESTMENT TRUST

NOTES TO FINANCIAL STATEMENTS October 31, 2000

1. ORGANIZATION AND ACCOUNTING POLICIES

Morgan Stanley Dean Witter Quality Municipal Investment Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The Trust's investment objective is to provide current income which is exempt from federal income tax. The Trust was organized as a Massachusetts business trust on July 2, 1991 and commenced operations on September 27, 1991.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS -- Portfolio securities are valued by an outside independent pricing service approved by the Trustees. The pricing service has informed the Trust that in valuing the portfolio securities, it uses both a computerized matrix of tax-exempt securities and evaluations by its staff, in each case based on information concerning market transactions and quotations from dealers which reflect the bid side of the market each day. The portfolio securities are thus valued by reference to a combination of transactions and quotations for the same or other securities believed to be comparable in quality, coupon, maturity, type of issue, call provisions, trading characteristics and other features deemed to be relevant. Short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. ACCOUNTING FOR INVESTMENTS -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. The Trust amortizes premiums and accretes discounts over the life of the respective securities. Interest income is accrued daily.

C. FEDERAL INCOME TAX STATUS -- It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable and nontaxable income to its shareholders. Accordingly, no federal income tax provision is required.

D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The Trust records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net

MORGAN STANLEY DEAN WITTER QUALITY MUNICIPAL INVESTMENT TRUST investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for tax purposes are reported as distributions of paid-in-capital.

2. INVESTMENT MANAGEMENT AGREEMENT

Pursuant to an Investment Management Agreement with Morgan Stanley Dean Witter Advisors Inc. (the "Investment Manager"), the Trust pays a management fee, calculated weekly and payable monthly, by applying the annual rate of 0.35% to the Trust's weekly net assets.

3. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the year ended October 31, 2000 aggregated $82,784,199 and $66,674,571, respectively.

Morgan Stanley Dean Witter Trust FSB, an affiliate of the Investment Manager, is the Trust's transfer agent. At October 31, 2000, the Trust had transfer agent fees and expenses payable of approximately $2,000.

The Trust has an unfunded noncontributory defined benefit pension plan covering all independent Trustees of the Trust who will have served as independent Trustees for at least five years at the time of retirement. Benefits under this plan are based on years of service and compensation during the last five years of service. Aggregate pension costs for the year ended October 31, 2000 included in Trustees' fees and expenses in the Statement of Operations amounted to $5,109. At October 31, 2000, the Trust had an accrued pension liability of $43,315 which is included in accrued expenses in the Statement of Assets and Liabilities.

4. PREFERRED SHARES OF BENEFICIAL INTEREST

The Trust is authorized to issue up to 1,000,000 non-participating preferred shares of beneficial interest having a par value of $.01 per share, in one or more series, with rights as determined by the Trustees,

MORGAN STANLEY DEAN WITTER QUALITY MUNICIPAL INVESTMENT TRUST without approval of the common shareholders. The Trust has issued Series A and Series B Auction Rate Preferred Shares ("Preferred Shares") which have a liquidation value of $50,000 per share plus the redemption premium, if any, plus accumulated but unpaid dividends, whether or not declared, thereon to the date of distribution. The Trust may redeem such shares, in whole or in part, at the original purchase price of $50,000 per share plus accumulated but unpaid dividends, whether or not declared, thereon to the date of redemption. Dividends, which are cumulative, are reset through auction procedures.

                     AMOUNT                RESET         RANGE OF
SERIES  SHARES*   IN THOUSANDS*   RATE*     DATE     DIVIDEND RATES**
------  -------   -------------   -----   --------   ----------------
  A      1,400       $70,000      4.13%   11/01/00      3.30%-5.50%
  B        700        35,000      4.32    09/07/01      3.80 -4.32

---------------------

 *  As of October 31, 2000.
**  For the year ended October 31, 2000.

Subsequent to October 31, 2000 and up through December 4, 2000 the Trust paid dividends to Series A and B at rates ranging from 4.13% to 4.32% in the aggregate amount of $347,760.

The Trust is subject to certain restrictions relating to the preferred shares. Failure to comply with these restrictions could preclude the Trust from declaring any distributions to common shareholders or purchasing common shares and/or could trigger the mandatory redemption of preferred shares at liquidation value.

The preferred shares, which are entitled to one vote per share, generally vote with the common shares but vote separately as a class to elect two Trustees and on any matters affecting the rights of the preferred shares.

5. FEDERAL INCOME TAX STATUS

During the year ended October 31, 2000, the Trust utilized its net capital loss carryover of approximately $493,000.

MORGAN STANLEY DEAN WITTER QUALITY MUNICIPAL INVESTMENT TRUST

6. COMMON SHARES OF BENEFICIAL INTEREST

Transactions in common shares of beneficial interest were as follows:

                                                                                         CAPITAL
                                                                                         PAID IN
                                                                                        EXCESS OF
                                                                SHARES     PAR VALUE    PAR VALUE
                                                              ----------   ---------   ------------
Balance, October 31, 1998...................................  18,047,013   $180,470    $250,814,643
Treasury shares purchased and retired (weighted average
 discount 8.80%)*...........................................    (370,300)    (3,703)     (4,885,231)
                                                              ----------   --------    ------------
Balance, October 31, 1999...................................  17,676,713    176,767     245,929,412
Treasury shares purchased and retired (weighted average
 discount 8.95%)*...........................................    (776,800)    (7,768)    (10,102,917)
                                                              ----------   --------    ------------
Balance, October 31, 2000...................................  16,899,913   $168,999    $235,826,495
                                                              ==========   ========    ============

---------------------
* The Trustees have voted to retire the shares purchased.

7. DIVIDENDS TO COMMON SHAREHOLDERS

On September 26, 2000, the Trust declared the following dividends from net investment income:

 AMOUNT         RECORD             PAYABLE
PER SHARE        DATE               DATE
---------  ----------------   -----------------
 $0.0775   November 3, 2000   November 17, 2000
 $0.0775   December 8, 2000   December 22, 2000

8. EXPENSE OFFSET

The expense offset represents a reduction of the custodian fees for earnings on cash balances maintained by the Trust.

9. RISKS RELATING TO CERTAIN FINANCIAL INSTRUMENTS

The Trust may invest a portion of its assets in residual interest bonds, which are inverse floating rate municipal obligations. The prices of these securities are subject to greater market fluctuations during periods of changing prevailing interest rates than are comparable fixed rate obligations.

At October 31, 2000, the Trust held positions in residual interest bonds having a total value of $27,858,875, which represents 7.9% of the Trust's net assets.

MORGAN STANLEY DEAN WITTER QUALITY MUNICIPAL INVESTMENT TRUST

FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a common share of beneficial interest outstanding throughout each period:

                                                                         FOR THE YEAR ENDED OCTOBER 31*
                                                              ----------------------------------------------------
                                                                2000       1999       1998       1997       1996
------------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA:

Net asset value, beginning of period........................  $  14.35   $  15.66   $  15.50   $  15.18   $  15.31
                                                              --------   --------   --------   --------   --------
Income (loss) from investment operations:
 Net investment income......................................      1.18       1.16       1.19       1.20       1.21
 Net realized and unrealized gain (loss)....................      0.23      (1.28)      0.15       0.34       0.06
                                                              --------   --------   --------   --------   --------
Total income (loss) from investment operations..............      1.41      (0.12)      1.34       1.54       1.27
                                                              --------   --------   --------   --------   --------
Less dividends and distributions from:
 Net investment income......................................     (0.93)     (0.90)     (0.96)     (0.96)     (1.02)
 Common share equivalent of dividends paid to preferred
   shareholders.............................................     (0.25)     (0.20)     (0.21)     (0.22)     (0.22)
 Net realized gain..........................................        --      (0.11)     (0.01)     (0.05)     (0.16)
                                                              --------   --------   --------   --------   --------
Total dividends and distributions...........................     (1.18)     (1.21)     (1.18)     (1.23)     (1.40)
                                                              --------   --------   --------   --------   --------
Anti-dilutive effect of acquiring treasury shares...........      0.06       0.02         --       0.01         --
                                                              --------   --------   --------   --------   --------
Net asset value, end of period..............................  $  14.64   $  14.35   $  15.66   $  15.50   $  15.18
                                                              ========   ========   ========   ========   ========
Market value, end of period.................................  $ 13.688   $  13.00   $  15.50   $ 15.313   $ 14.625
                                                              ========   ========   ========   ========   ========
TOTAL RETURN+...............................................     12.84%    (10.12)%     7.71%     12.16%      8.44%

RATIOS TO AVERAGE NET ASSETS OF COMMON SHAREHOLDERS:

Total expenses..............................................      0.75%      0.71%      0.71%(1)   0.71%      0.72%
Net investment income before preferred stock dividends......      8.18%      7.66%      7.65%      7.93%      8.02%
Preferred stock dividends...................................      1.74%      1.34%      1.37%      1.44%      1.45%
Net investment income available to common shareholders......      6.44%      6.32%      6.28%      6.49%      6.57%

SUPPLEMENTAL DATA:

Net assets, end of period, in thousands.....................  $352,389   $358,633   $387,612   $384,773   $380,488
Asset coverage on preferred shares at end of period.........       335%       341%       369%       366%       362%
Portfolio turnover rate.....................................        20%         8%         9%         5%         7%

---------------------
 * The per share amounts were computed using an average number of shares outstanding during the period.
 + Total return is based upon the current market value on the last day of each period reported. Dividends and distributions are assumed to be reinvested at the prices obtained under the Trust's dividend reinvestment plan. Total return does not reflect brokerage commissions.
(1) Does not reflect the effect of expense offset of 0.01%.

                          SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER QUALITY MUNICIPAL INVESTMENT TRUST

INDEPENDENT AUDITORS' REPORT

TO THE SHAREHOLDERS AND BOARD OF TRUSTEES OF
MORGAN STANLEY DEAN WITTER QUALITY MUNICIPAL INVESTMENT TRUST:

We have audited the accompanying statement of assets and liabilities of Morgan Stanley Dean Witter Quality Municipal Investment Trust (the "Trust"), including the portfolio of investments, as of October 31, 2000, and the related statements of operations and changes in net assets, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended October 31, 1999 and the financial highlights for each of the respective stated periods ended October 31, 1999 were audited by other independent accountants whose report, dated December 9, 1999, expressed an unqualified opinion on that statement and financial highlights.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2000, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Morgan Stanley Dean Witter Quality Municipal Investment Trust as of October 31, 2000, the results of its operations, the changes in its net assets, and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
New York, New York
December 8, 2000

                      2000 FEDERAL TAX NOTICE (unaudited)

         For the year ended October 31, 2000, all of the Trust's dividends from net investment income received by both common and preferred shareholder classes were exempt interest dividends, excludable from gross income for Federal income tax purposes.

MORGAN STANLEY DEAN WITTER QUALITY MUNICIPAL INVESTMENT TRUST

CHANGE IN INDEPENDENT ACCOUNTANTS

On July 1, 2000 PricewaterhouseCoopers LLP resigned as independent accountants of the Trust.

The reports of PricewaterhouseCoopers LLP on the financial statements of the Trust for the past two fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle.

In connection with its audits for the two most recent fiscal years and through July 1, 2000, there have been no disagreements with PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of PricewaterhouseCoopers LLP would have caused them to make reference thereto in their report on the financial statements for such years.

The Trust, with the approval of its Board of Trustees and its Audit Committee, engaged Deloitte & Touche LLP as its new independent auditors as of July 1, 2000.

MORGAN STANLEY DEAN WITTER QUALITY MUNICIPAL INVESTMENT TRUST

REVISED INVESTMENT POLICY

On January 26, 2000, the Trustees of Morgan Stanley Dean Witter Quality Municipal Investment Trust (the "Trust") approved an investment policy whereby the Trust would be permitted to invest up to 10% of its assets in inverse floating rate municipal obligations. The inverse floating rate municipal obligations in which the Trust will invest are typically created through a division of a fixed rate municipal obligation into two separate instruments, a short-term obligation and a long-term obligation. The interest rate on the short-term obligation is set at periodic auctions. The interest rate on the long-term obligation is the rate the issuer would have paid on the fixed income obligation: (i) plus the difference between such fixed rate and the rate on the short-term obligation, if the short-term rate is lower than the fixed rate; or
(ii) minus such difference if the interest rate on the short-term obligation is higher than the fixed rate. The interest rates on these obligations generally move in the reverse direction of market interest rates. If market interest rates fall, the interest rate on the obligation will increase and if market interest rates increase, the interest rate on the obligation will fall. Inverse floating rate municipal obligations offer the potential for higher income than is available from fixed rate obligations of comparable maturity and credit rating. They also carry greater risks. In particular, the prices of inverse floating rate municipal obligations are more volatile, i.e., they increase and decrease in response to changes in interest rates to a greater extent than comparable fixed rate obligations.

TRUSTEES
----------------------------------
Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
Wayne E. Hedien
James F. Higgins
Dr. Manuel H. Johnson
Michael E. Nugent
Philip J. Purcell
John L. Schroeder

OFFICERS
----------------------------------
Charles A. Fiumefreddo
Chairman and Chief Executive Officer

Mitchell M. Merin
President

Barry Fink
Vice President, Secretary and General Counsel

James F. Willison
Vice President

Thomas F. Caloia
Treasurer

TRANSFER AGENT
----------------------------------
Morgan Stanley Dean Witter Trust FSB
Harborside Financial Center -- Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT AUDITORS
----------------------------------
Deloitte & Touche LLP
Two World Financial Center
New York, New York 10281

INVESTMENT MANAGER
----------------------------------
Morgan Stanley Dean Witter Advisors Inc.
Two World Trade Center
New York, New York 10048

MORGAN STANLEY
DEAN WITTER
QUALITY
MUNICIPAL
INVESTMENT TRUST

Annual Report
October 31, 2000